AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
December 2011

For the month of December 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.98% and a net return of 0.94%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.10% for the month.

December 2011 gross relative performance:  -0.12%

Performance for periods ended December 30, 2011
(Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.61%	8.34%	7.23%	6.90%	6.32%
HIT Total Net Rate of Return	1.50%	7.86%	6.76%	6.45%	5.89%
Barclays Capital Aggregate Bond Index	1.12%	7.84%	6.77%	6.50%	5.78%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Mixed performance of the HIT’s multifamily mortgage-backed securities (MBS) portfolio.  Ginnie Mae construction/permanent loan certificate spreads tightened by 3 basis points (bps) versus Treasuries while Ginnie Mae permanent loan certificate spreads widened by 2 bps. Fannie Mae multifamily DUS securities experienced stronger performance.  Bullet-like securities’ spreads tightened across structures, with 10/9.5s contracting by 8 bps.  More callable, long duration structures’ spreads generally were unchanged.

●
The portfolio’s underweight to Treasuries as risk-adjusted returns were positive for all of the other major sectors in the Barclays Aggregate.  Treasuries comprised 35.1% of the Barclays Aggregate as of December 31, 2011, compared to 7.7% for the HIT’s portfolio.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, the best performing major sector in the index with excess returns to Treasuries of 99 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 19.9% of the Barclays Aggregate as of December 31, 2011.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                        December 2011 Performance Commentary

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were 9, 54, 95, and 99 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government sponsored enterprise (GSE) guarantee compared to 75% for the Barclays Aggregate.

●
The portfolio’s underweight to single family MBS (RMBS) as this was the third best performing major sector in the index with excess returns of 17 bps.  At the close of the month, the portfolio had an allocation of 26.2% compared to 31.8% for the index.

●	The portfolio’s net short duration relative to the index as interest rates fell across the curve. The 2-, 3-, 5-, and 10-year yields fell by 1, 4, 12, and 19 bps respectively.

December 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+0.97%	+0	5.92
Agencies	+0.51%	+7	3.61
Single family agency MBS (RMBS)	+0.70%	+17	2.87
Corporates	+2.14%	+99	6.87
Commercial MBS (CMBS)	+1.31%	+94	3.33
Asset-backed securities (ABS)	+0.13%	-22	3.18

Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	11/30/11	12/31/11	Change
3 Month	0.000%	0.010%	0.0102%
6 Month	0.051%	0.056%	0.0051%
1 Year	0.107%	0.102%	-0.0051%
2 Year	0.254%	0.239%	-0.0148%
3 Year	0.394%	0.354%	-0.0396%
5 Year	0.952%	0.832%	-0.1202%
7 Year	1.523%	1.344%	-0.1782%
10 Year	2.068%	1.876%	-0.1918%
30 Year	3.055%	2.894%	-0.1613%

Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.